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                                 SECOND AMENDMENT TO
                      ACQUISITION AGREEMENT AND PLAN OF EXCHANGE

     This Second Amendment to Acquisition Agreement and Plan of Exchange (this "Amendment") is made and entered into as of May 13, 1998, by and among Frontier Natural Gas Corporation, an Oklahoma corporation ("Frontier"), Esenjay Petroleum Corporation, a Texas corporation ("Esenjay"), and Aspect Resources LLC, a Colorado limited liability company ("Aspect"), for the purpose of amending that Acquisition Agreement and Plan of Exchange, dated as of January 18, 1998 (as amended, the "Agreement"), by and among Frontier, Esenjay and Aspect. Capitalized terms used, but not defined, herein shall have the meaning ascribed to them in the Agreement.

     1. Section 15.02 of the Agreement is hereby amended and restated in its entirety as follows:

          Section 15.02 Indemnification by Esenjay. Esenjay shall indemnify, defend and hold Aspect and Frontier harmless from and against any all Damages from, resulting by reason of or arising in connection with any of the following (in each case so long as notice of a claim for indemnification is made in good faith within the applicable survival period):

               (a) any break of or inaccuracy in any representation or warranty made by Esenjay in this Agreement or any Related Document or any document delivered at Closing;

               (b) any breach of or failure by Esenjay to perform any covenant or obligation of Esenjay in this Agreement or any Related Document or any document delivered at Closing;

               (c) any liability, loss, damage, or obligation incurred or suffered by Frontier in connection with or as a result of that lawsuit styled JUAN CABALLERO VS. ESENJAY PETROLEUM CORPORATION AND FRONTIER NATURAL GAS CORPORATION, Cause No. 98-1884-A in the 28th District Court of Nueces County, Texas (the "Lawsuit"); provided however, that this Section 15.02(c) shall (i) only apply in the event of a final non-appealable monetary judgment or other final settlement of the Lawsuit or in the event of any loss or damage to the Esenjay Assets arising out of or resulting from the Lawsuit;
          (ii) not include (A) any legal fees or costs of defense, or (B) any costs associated with the implementation of a safety plan or loss control program by Frontier, and (iii) not entitle Frontier to recover any amounts in excess of any monetary damages pursuant to any final non-appealable judgment or

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          settlement, except in the case of any loss or damage to the Esenjay
          Assets; and provided further that Frontier shall not enter into any settlement of the Lawsuit without the prior written consent of Esenjay and, to the extent Frontier does so, this Section 15.02(c) shall terminate as to any such settlement and Frontier shall not be entitled to indemnification hereunder with respect to such settlement;

               (d) any liability, loss, damage, obligation, cost or expense of Esenjay, other than liabilities for Post Effective Date Costs assumed by Frontier pursuant to Section 2.03 hereof.

     2. Section 15.04 of the Agreement is hereby amended by adding the following to the end of such section:

               "; provided, further, that with respect to any claim for Damages under Section 15.02(c) of this Agreement, Esenjay's indemnification obligations hereunder shall not be limited to 24 months, but instead shall extend to any claims brought during the pendency of the Lawsuit and for a period of 60 days thereafter.

     3. Except as amended herein, the Agreement remains the same and, to such extent, is hereby ratified and confirmed.


                          [SIGNATURES ON FOLLOWING PAGE]



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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written by the parties or the authorized representative of the parties.

                                     FRONTIER:

                                     Frontier Natural Gas Corporation

                                     By: /s/ David W. Berry
                                         --------------------------------------
                                         David W. Berry, President


                                     ESENJAY:

                                     Esenjay Petroleum Corporation

                                     By: /s/ Michael E. Johnson
                                         --------------------------------------
                                         Michael E. Johnson, President

                                     By: /s/ Charles J. Smith
                                         --------------------------------------
                                         Charles J. Smith, Chairman


                                     ASPECT:

                                     Aspect Resources LLC

                                     By: Aspect Management Corporation,
                                         its Manager

                                     By: /s/ Alex M. Cranberg
                                         --------------------------------------
                                         Alex M. Cranberg, President







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